Exhibit 99.1

NEWS RELEASE

Perrigo Shareholders Approve Proposals Related to Perrigo’s Proposed Acquisition of Elan

ALLEGAN, MI – November 18, 2013 – Perrigo Company (NYSE: PRGO; TASE), a leading global healthcare supplier (“Perrigo”) today announced that, at a shareholder meeting held today, proposals related to Perrigo’s proposed acquisition of Elan Corporation, plc (NYSE: ELN) (“Elan”) were approved by Perrigo’s shareholders.

“We are pleased with the shareholder approval for this transaction, which establishes a diversified platform to enable future expansion as an integrated company,” said Perrigo Chairman, President and CEO Joseph C. Papa. “Moving forward, we will continue to build on our position as an industry-leading global healthcare company with the balance sheet liquidity and operational structure to accelerate our growth.”

Perrigo’s shareholder approval satisfies certain conditions to the closing of the transaction. The closing of the transaction remains subject to certain regulatory approvals, approval by the Irish High Court and other customary closing conditions, and is expected to occur by the end of calendar year 2013.

For more information:

PERRIGO
Perrigo Investor Relations:
Arthur Shannon	+1-269-686-1709
Bradley Joseph	+1-269-686-3373

About Perrigo

From its beginnings as a packager of generic home remedies in 1887, Perrigo Company, based in Allegan, Michigan, has grown to become a leading global healthcare supplier. The Company develops, manufactures and distributes over-the-counter (“OTC”) and generic prescription (“Rx”) pharmaceuticals, nutritional products and active pharmaceutical ingredients (“API”) and is the world’s largest manufacturer of OTC pharmaceutical products for the store brand market. Perrigo’s mission is to offer uncompromised “quality, affordable healthcare productsTM”, and it does so across a wide variety of product categories primarily in the United States, United Kingdom, Mexico, Israel and Australia, as well as certain other markets throughout the world, including Canada, China and Latin America. Visit Perrigo on the Internet (http://www.perrigo.com).

Cautionary Statement regarding Forward-Looking Statements

This announcement includes certain ‘forward looking statements’ within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Perrigo, its expectations relating to the transactions contemplated by the Transaction Agreement between, Elan, Perrigo, Leopard Company, Habsont Limited and Perrigo Company Limited (f/k/a Blisfont Limited) (“New Perrigo”), dated July 28, 2013 (the “Transaction Agreement”), and Perrigo’s future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Perrigo’s management’s beliefs and expectations, are forward looking statements. Words such as ‘believes’, ‘anticipates’, ‘estimates’, ‘expects’, ‘intends’, ‘aims’, ‘potential’, ‘will’, ‘would’, ‘could’, ‘considered’, ‘likely’, ‘estimate’ and variations of these words and similar future or conditional expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements.

Examples of such forward looking statements include, but are not limited to, statements about expected benefits and risks associated with the transactions contemplated by the Transaction Agreement, projections or expectations of profit attributable to shareholders, including estimated synergies, anticipated provisions or write-downs, economic profit, dividends, capital structure or any other financial items or rations; statements of plans, objectives or goals of Perrigo, New Perrigo, Elan or the combined business following the transactions contemplated by the Transaction Agreement; statements about the future trends in tax or interest rates, liquidity, foreign exchange rates, stock market levels and demographic trends and any impact that those matters may have on Perrigo, New Perrigo, Elan or the combined company following the transactions contemplated by the Transaction Agreement; statements concerning any future Irish, UK, US or other economic or regulatory environment or performance; statements about strategic goals, competition, regulation, regulatory approvals, dispositions and consolidation or technological developments in the healthcare and lifesciences industry; and statements of assumptions underlying such statements.

While Perrigo believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Perrigo’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Perrigo’s current expectations depending upon a number of factors affecting Perrigo’s business, New Perrigo’s business, Elan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the transactions contemplated by the Transaction Agreement; subsequent integration of the transactions contemplated by the Transaction Agreement and the ability to recognize the anticipated synergies and benefits of the transactions contemplated by the Transaction Agreement; the receipt of required regulatory approvals for the transactions contemplated by the Transaction Agreement (including the approval of antitrust authorities necessary to complete the transactions contemplated by the Transaction Agreement); access to available financing (including financing for the transactions contemplated by the Transaction Agreement) on a timely basis and on reasonable terms; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for Perrigo’s, New Perrigo’s and Elan’s products; changes in tax laws or interpretations that could increase Perrigo’s or the combined company’s consolidated tax liabilities; and such other risks and uncertainties detailed in Perrigo’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Perrigo’s Form 10-K for the fiscal year ended June 29, 2013, in Perrigo’s subsequent filings with the SEC and in other investor communications of Perrigo from time to time.

The forward looking statements in this announcement are made only as of the date hereof, and unless otherwise required by applicable securities laws, Perrigo disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This announcement is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Profit Forecast/Asset Valuation

No statement in this announcement is intended to constitute a profit forecast or asset valuation for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for either Perrigo, New Perrigo or Elan, as appropriate.

Irish Takeover Rules

The directors of Perrigo accept responsibility for the information contained in this communication, other than information relating to Elan, the directors of Elan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Perrigo (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1 per cent or more of any relevant securities in Elan or Perrigo may have disclosure obligations under rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

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